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                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Lycos, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                              KPMG PEAT MARWICK LLP

Boston, Massachusetts
April 16, 1998